Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K for the period ended December 31, 2023 of Heliogen, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Gahm, Interim Chief Financial Officer of the Company, certify, pursuant to the requirement set forth in Rule 13a‐14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 26, 2024	By:	/s/ Alan Gahm
Alan Gahm
Interim Chief Financial Officer
(Principal Financial Officer)